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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  June 6, 1995
                       --------------------------------
                Date of Report (Date of earliest event reported)

                                 Comdisco, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                1-7725             36-2687938
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     (State of incorporation)      (Commission          (IRS Employer
                                     File No.)       Identification No.)

                6111 North River Road, Rosemont, Illinois  60018
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              (Address of principal executive offices)  (Zip code)

                                 (708) 698-3000
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               Registrant's telephone number, including area code
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Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits

     1.1 Underwriting Agreement dated June 6, 1995 by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citicorp Securities, Inc., Salomon Brothers Inc, Smith Barney Inc. and UBS Securities Inc.

     1.2 Terms Agreement dated June 6, 1995 by and among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citicorp Securities, Inc., Salomon Brothers Inc, Smith Barney Inc. and UBS Securities Inc.

     4.1 Form of Specimen Global Note relating to Comdisco Inc.'s 6-1/2% Notes due June 15, 2000.

     4.2 Form of Specimen Definitive Note relating to Comdisco Inc.'s 6-1/2% Notes due June 15, 2000.
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMDISCO, INC.


Date:  June 15, 1995          By: /s/ Philip A. Hewes
                                  ---------------------------------------------
                                  Philip A. Hewes, Senior
                                  Vice President and
                                  Secretary

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